UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.       )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Malibu Boats, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

Important Notice of Availability of Proxy Materials for the Stockholder Meeting of

MALIBU BOATS, INC.

CLASS A COMMON STOCK

To Be Held On:

November 18, 2014 at 8:30 a.m. PST

to be held at O’Melveny & Myers LLP, 400 South Hope Street, 18th Floor, Los Angeles, California 90071

COMPANY NUMBER
ACCOUNT NUMBER
CONTROL NUMBER

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below before 11/08/14.

Please visit http://www.astproxyportal.com/ast/18800/, where the following materials are available for view:

• Notice of Annual Meeting of Stockholders • Proxy Statement • 2014 Annual Report on Form 10-K
TO REQUEST MATERIAL:	TELEPHONE: 888-Proxy-NA (888-776-9962) 718-921-8562 (for international callers)
E-MAIL: info@amstock.com
WEBSITE: http://www.amstock.com/proxyservices/requestmaterials.asp

TO VOTE:	ONLINE: To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions or scan the QR code with your smartphone. You may enter your voting instructions at www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date.
IN PERSON: You may vote your shares in person by attending the Annual Meeting.

TELEPHONE: To vote by telephone, please visit https://secure.amstock.com/voteproxy/login2.asp to view the materials and to obtain the toll free number to call.

MAIL: You may request a card by following the instructions above.

PLEASE NOTE THAT THESE PROXY VOTING INSTRUCTIONS AND CONTROL NUMBER PROVIDED APPLY ONLY TO VOTING YOUR SHARES OF CLASS A COMMON STOCK. IF YOU HOLD SHARES OF CLASS B COMMON STOCK, PLEASE FOLLOW THE PROXY VOTING INSTRUCTIONS AND USE THE CONTROL NUMBER PROVIDED ON YOUR CLASS B COMMON STOCK NOTICE OF INTERNET AVAILABILITY FOR VOTING YOUR SHARES OF CLASS B COMMON STOCK.

1.	Election to the Board of Directors of three Class I director nominees to serve until the 2017 annual meeting of stockholders and until their successors are duly elected and qualified.		2.	Ratification of the appointment of McGladrey LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2015.
	NOMINEES:		NOTE: At their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.
		Mark W. Lanigan
		Ivar S. Chhina
		Michael J. Connolly

Please note that you cannot use this notice to vote by mail.

Important Notice of Availability of Proxy Materials for the Stockholder Meeting of

MALIBU BOATS, INC.

CLASS B COMMON STOCK

To Be Held On:

November 18, 2014 at 8:30 a.m. PST

to be held at O’Melveny & Myers LLP, 400 South Hope Street, 18th Floor, Los Angeles, California 90071

COMPANY NUMBER
ACCOUNT NUMBER
CONTROL NUMBER

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below before 11/08/14.

Please visit http://www.astproxyportal.com/ast/18800/, where the following materials are available for view:

• Notice of Annual Meeting of Stockholders • Proxy Statement • 2014 Annual Report on Form 10-K
TO REQUEST MATERIAL:	TELEPHONE: 888-Proxy-NA (888-776-9962) 718-921-8562 (for international callers)
E-MAIL: info@amstock.com
WEBSITE: http://www.amstock.com/proxyservices/requestmaterials.asp

TO VOTE:	ONLINE: To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions or scan the QR code with your smartphone. You may enter your voting instructions at www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date.
IN PERSON: You may vote your shares in person by attending the Annual Meeting.

TELEPHONE: To vote by telephone, please visit https://secure.amstock.com/voteproxy/login2.asp to view the materials and to obtain the toll free number to call.

MAIL: You may request a card by following the instructions above.

PLEASE NOTE THAT THESE PROXY VOTING INSTRUCTIONS AND CONTROL NUMBER PROVIDED APPLY ONLY TO VOTING YOUR SHARES OF CLASS B COMMON STOCK. IF YOU HOLD SHARES OF CLASS A COMMON STOCK, PLEASE FOLLOW THE PROXY VOTING INSTRUCTIONS AND USE THE CONTROL NUMBER PROVIDED ON YOUR CLASS A COMMON STOCK NOTICE OF INTERNET AVAILABILITY FOR VOTING YOUR SHARES OF CLASS A COMMON STOCK.

1.	Election to the Board of Directors of three Class I director nominees to serve until the 2017 annual meeting of stockholders and until their successors are duly elected and qualified.		2.	Ratification of the appointment of McGladrey LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2015.
	NOMINEES:		NOTE: At their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.
		Mark W. Lanigan
		Ivar S. Chhina
		Michael J. Connolly

Please note that you cannot use this notice to vote by mail.